Exhibit 99.3

Executive Summary

DRI Title & Escrow - (Bv20171017)

Description of the due diligence performed

As part of the due diligence services performed by DRI Title & Escrow (DRI), Bayview Fund Management, LLC (Client) provided DRI with identifying data on approximately 234 mortgage loans. Such data contained loan and servicer identification numbers as well as the subject address and name of the borrower(s). Utilizing the data provided, DRI ordered current owner searches on the title for each of these mortgage loans. Upon receipt and review of the of the results of the search, DRI identified whether or not the search revealed any liens and/or judgments which could affect the priority of the subject mortgage, including potentially superior post origination liens and/or judgments. For the purpose of identifying potentially superior post origination HOA liens, Client provided DRI a list of states for which potentially superior post origination HOA liens may take priority over the subject lien. The states identified by the Client in this regard are: CT, DC, MA, NV, RI, WA, AK, AL, CO, FL, IL, MN, NJ, NY, OR, PA, TN, WV. Client also provided copies of existing title policies as it relates to the mortgage loans so the policies could be reviewed to determine whether or not any identifiable liens and/or judgments were listed as exceptions on the applicable policies.

Summary of findings and conclusions of
review

DRI was engaged by Client as diligence agent to order and review title reports for a population of 234 mortgage loans. With respect to these mortgage loans:

As set forth in the title reports, the subject mortgage is in the 1st lien position, with the exception of the following:

1.	Title report Pre-Origination Findings indicate 23 mortgage loans were category 2 in which the title policy reviewed insured the target lien in first position.

2.	Title report results indicate 1 mortgage loan in a HOA super lien state with a super lien filed on the property.

3.	Title report indicates no mortgage loans with municipal liens.

4.	23 title policies were provided for additional review,

a.	Of the 23 policies reviewed, all 23 did not take exception to the prior lien.